Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY
                                   ACT OF 2002

     I, Edward R. DeStefano, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of New Century Energy Corp. on Form 10-QSB for the quarterly period ended March 31, 2006 fully complies with the requirements of Section
13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of New Century Energy Corp.

                                                  New Century Energy Corp.
                                                  ------------------------

DATED: May 19, 2006                           By: /s/ Edward R. DeStefano
                                                  ---------------------
                                                  Edward R. DeStefano
                                                  Chief Executive Officer
                                                  and Chief Financial Officer

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